Exhibit 99.i3
                                                             , 2006
CRM Mutual Fund Trust
520 Madison Avenue
New York, New York 10022
Ladies and Gentlemen:
     We have acted as counsel to CRM Mutual Fund Trust, a Delaware statutory trust (the “Trust”), in connection with Post-Effective Amendment Number 4 to the Trust’s Registration Statement on Form N-1A filed with the Securities and Exchange Commission on [**insert**] (the “Amendment”), with respect to Investor Shares, Institutional Shares and Advisor Shares of CRM Small/Mid Cap Value Fund and CRM All Cap Value Fund, and Advisor Shares of CRM Mid/Large Cap Value Fund, each a portfolio of the Trust.
     In connection with this opinion, we have examined the following documents:
(a)	the Amendment;

(b)	a certificate of the Secretary of State of the State of Delaware as to the existence of the Trust;

(c)	a copy of the Certificate of Trust of the Trust duly certified by the Secretary of State of the State of Delaware; and

(d)	a certificate executed by the Secretary of the Trust, certifying as to, and attaching copies of, the Trust’s Declaration of Trust and Amended Schedule A to the Declaration of Trust, the Trust’s By-Laws and certain votes of the Trustees of the Trust authorizing the issuance of Investor Shares, Institutional Shares and Advisor Shares of CRM All Cap Value Fund, and Advisor Shares of CRM Small/Mid Cap Value Fund and CRM Mid/Large Cap Value Fund.
     In such examination, we have assumed the genuineness of all signatures, the conformity to the originals of all of the documents reviewed by us as copies, the authenticity and completeness of all documents reviewed by us in original or copy form and the legal competence of each individual executing any document. This opinion is based entirely on our review of the documents listed above. We have made no other review or investigation of any kind whatsoever, and we have assumed, without independent inquiry, the accuracy of the information set forth in such documents.

     This opinion is limited solely to the Delaware Statutory Trust Act, 12 Del. C. Section 3801 et seq. as applied by courts located in Delaware to the extent such laws may apply to or govern the matters covered by this opinion, and we express no opinion as to any other laws.
     We understand that all of the foregoing assumptions and limitations are acceptable to you.
     Based upon and subject to the foregoing, please be advised that it is our opinion that the Investor Shares, Institutional Shares and Advisor Shares of CRM All Cap Value Fund, and Advisor Shares of CRM Small/Mid Cap Value Fund and CRM Mid/Large Cap Value Fund, when issued and sold in accordance with the Registration Statement and the Trust’s Declaration of Trust and By-laws, will be validly issued, fully paid and non-assessable as provided in the Trust’s Declaration of Trust.
     We hereby consent to the filing of this opinion as an exhibit to the Registration Statement.
Very truly yours,

 BINGHAM McCUTCHEN LLP

CRM MUTUAL FUND TRUST
The undersigned hereby constitutes and appoints Ronald McGlynn, Fred Filoon, Carlos Leal and Elizabeth Coley, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series now or hereinafter created) (the “Registrant”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2005.

/s/ Louis Klein, Jr.

Louis Klein, Jr.

CRM MUTUAL FUND TRUST
The undersigned hereby constitutes and appoints Ronald McGlynn, Fred Filoon, Carlos Leal and Elizabeth Coley, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series now or hereinafter created) (the “Registrant”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2005.

/s/ Clement C. Moore, II

Clement C. Moore, II

CRM MUTUAL FUND TRUST
The undersigned hereby constitutes and appoints Ronald McGlynn, Fred Filoon, Carlos Leal and Elizabeth Coley, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series now or hereinafter created) (the “Registrant”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2005.

/s/ Louis Ferrante

Louis Ferrante

CRM MUTUAL FUND TRUST
The undersigned hereby constitutes and appoints Ronald McGlynn, Fred Filoon and Elizabeth Coley, and each of them, with full powers of substitution, as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities each Registration Statement on Form N-1A, and any and all amendments thereto, filed by CRM Mutual Fund Trust (on behalf of each of its series now or hereinafter created) (the “Registrant”) with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, and any and all other instruments, documents, registration statements and filings which such attorneys and agents, or any of them, deem necessary or advisable to enable the Registrant to comply with the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities laws of any state or other jurisdiction; and the undersigned hereby ratifies and confirms as his own act and deed any and all that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents shall have, and may exercise, all of the powers hereby conferred.
IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the 15th day of June, 2005.

/s/ Carlos Leal

Carlos Leal